UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Materials Pursuant to ss. 240.14a-12

                              E COM VENTURES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X|   No fee required.
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      (1)   Title of each class of securities to which transaction applies:
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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

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

                              E COM VENTURES, INC.
                            251 INTERNATIONAL PARKWAY

                             SUNRISE, FLORIDA 33325

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 14, 2004

To our Shareholders:

      The Annual Meeting of Shareholders of E Com Ventures, Inc. will be held at 11:00 a.m. on, December 14, 2004, at the E Com Ventures, Inc. Corporate Office, 251 International Parkway, Sunrise, Florida 33325, for the purpose of considering and acting upon the following:

      1. Election of five members to our Board of Directors to hold office until our 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

      2. Ratification of the appointment of Deloitte & Touche LLP as our independent public accountants; and

      3.    Any other matters that properly come before the Annual Meeting.

      The Board of Directors is not aware of any other business scheduled for the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.

      Shareholders of record at the close of business on November 11, 2004 are entitled to notice of, and to vote at, the Annual Meeting or at any postponements or adjournments of the Annual Meeting.

                                             By Order of the Board of Directors,

                                             /s/ A. Mark Young
                                             -----------------------------------
                                             A. Mark Young
                                             Chief Financial Officer
Sunrise, Florida
November 17, 2004

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

About the Meeting.............................................................1
         What is the purpose of the annual meeting?...........................1
         Who is entitled to vote at the meeting?..............................1
         Who can attend the meeting?..........................................1
         What constitutes a quorum?...........................................1
         How do I vote?.......................................................2
         Can I vote by telephone or electronically?...........................2
         Can I change my vote after I return my proxy card?...................2
         What are the Board's recommendations?................................2
         What vote is required to approve each proposal?......................2
         Who pays for the preparation of the proxy?...........................3
Proposal 1 - Election of Directors............................................4
         Directors Standing for Election......................................4
Security Ownership of Certain Beneficial Owners and Management................7
Board of Directors Committees.................................................9
Compensation of Executive Officers and Directors.............................11
Report on Executive Compensation.............................................16
Report of the Audit Committee................................................17
Certain Relationships and Related Transactions...............................19
Section 16(a) Beneficial Ownership Reporting Compliance......................21
Proposal 2 - Ratification of the Appointment of Independent Auditors.........21
Other Business...............................................................23
Shareholder Proposals for the 2005 Annual Meeting............................23
Charter of the Audit Committee...............................................24

                              E COM VENTURES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

      This Proxy Statement contains information related to our Annual Meeting of Shareholders to be held on, Tuesday, December 14, 2004, beginning at 11:00 a.m., at the E Com Ventures, Inc. Corporate Office, 251 International Parkway, Sunrise, Florida 33325, and at any adjournments or postponements thereof. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting and the enclosed Form of Proxy are first being sent to shareholders is November 17, 2004. You should review this information in conjunction with our 2003 Annual Report to Shareholders, which accompanies this Proxy Statement.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Annual Meeting, shareholders will vote on the election of Directors and ratification of the appointment of our independent public accountants. In addition, we will report on our performance and respond to questions from our shareholders.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

      Only shareholders of record at the close of business on the record date, November 11, 2004, are entitled to receive notice of the Annual Meeting and to vote shares of our common stock that they held on the record date, or any postponements or adjournments of the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE ANNUAL MEETING?

      All shareholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.

WHAT CONSTITUTES A QUORUM?

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 2,900,349 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of a quorum, but will not be counted as votes cast "for" or "against" any given matter.

      If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the Annual Meeting will need to obtain a proxy from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

      If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. You may also change your vote by attending the Annual Meeting in person and voting. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and vote, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends a vote:

      o     FOR the election of the nominated slate of Directors;

      o FOR the ratification of the appointment of Deloitte & Touche LLP, as our independent public accountants.

      The Board of Directors does not know of any other matters that may be brought before the Annual Meeting, nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate Board of Directors nominees. In the event that any other matter should properly come before the Annual Meeting or any Board of Directors nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

      ELECTION OF DIRECTORS. The affirmative vote (either in person or by proxy) of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. This means that candidates who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked to "Withhold Authority" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for Directors.

      OTHER PROPOSALS. The affirmative vote (either in person or by proxy) of a majority of the votes cast at the Annual Meeting is required for approval of the ratification of the appointment of Deloitte & Touche LLP. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters, and thus have the same effect as negative votes. A properly marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

      We will pay the cost of preparing, assembling and mailing the Proxy Statement, Notice of Annual Meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

      Our principal executive offices are located at 251 International Parkway, Sunrise, Florida 33325, and our telephone number is (954) 335-9100. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

      At the Annual Meeting, the shareholders will elect five Directors, each of whom will serve for a term expiring at the 2005 Annual Meeting of Shareholders, or until his or her successor has been duly elected and qualified.

      The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as Director, the Board of Directors may designate a substitute nominee or the number of Directors may be reduced in accordance with our bylaws. If the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

      The Directors standing for election are:

      o     Stephen Nussdorf
      o     Michael W. Katz
      o     Carole Ann Taylor
      o     Joseph Bouhadana
      o     Paul Garfinkle

      All of our Director nominees are currently serving as our Directors.

EXECUTIVE OFFICERS AND DIRECTORS

         The following are our executive officers and Directors:

         NAME                    AGE                           POSITION
----------------------------     ---    ------------------------------------------------------------
Stephen Nussdorf                 53     Chairman of the Board of Directors
Michael W. Katz                  55     Chief Executive Officer, President and Director
A. Mark Young                    43     Chief Financial Officer
Donovan Chin                     38     Chief Financial Officer of Perfumania, Inc. and  Secretary
Leon Geller                      49     Vice President of Purchasing, Perfumania, Inc.
Alan Grobman                     34     Vice President of Logistics and Distribution, Perfumania, Inc.
Joel Lancaster                   45     Vice President of Stores, Perfumania, Inc.
Carole Ann Taylor(1)(2)(3)       58     Director
Joseph Bouhadana(1)(2)(3)        34     Director
Paul Garfinkle(1)                63     Director

(1) Member of Audit Committee. Mr. Garfinkle serves as Chairman of the Audit Committee.
(2)   Member of Compensation Committee.
(3)   Member of Stock Option Committee.

      o STEPHEN NUSSDORF -- was appointed our Chairman of the Board in February 2004. Mr. Nussdorf is one of the principal shareholders in, and an executive officer of Quality King Distributors, Inc. (Quality King"). Quality King is a privately held promotional wholesaler of pharmaceuticals, health and beauty care products, and fragrances with annual sales approximating $2.5 billion. Mr. Nussdorf joined Quality King in 1972 and has served Quality King in various capacities in all divisions of its business.

      o MICHAEL W. KATZ -- joined us in February 2004 as our Chief Executive Officer and President. He was also appointed a Director. Mr. Katz has served in various capacities at Quality King and its affiliated companies; primarily responsible for overseeing administration, finance, mergers and acquisitions. Mr. Katz has participated in the design and implementation of the business strategy that has fostered the growth of Quality King and its affiliated companies. From 1994 until 1996 he was Senior Vice President of Quality King. Since 1996 he has served as Executive Vice President of Quality King and in the Office of the Chief Executive and as a Director of Model Reorg., Inc., an affiliate of Quality King which sells designer fragrances at wholesale and retail. Mr. Katz became Executive Vice President, Chief Financial Officer and Treasurer of QK Healthcare, Inc., a wholly owned subsidiary of Quality King in 2000. Mr. Katz is a Certified Public Accountant.

      o A. MARK YOUNG -- joined us in February 2000 and became our Chief Financial Officer in May 2000. He served as one of our Directors from April 2001 until his resignation as a Director in September 2002. Prior to February 2000, Mr. Young was employed in the Business Assurance practice of the Middle Market Group of
            PricewaterhouseCoopers LLP. Mr. Young is a Certified Public Accountant.

      o DONOVAN CHIN -- serves as the Chief Financial Officer of Perfumania, Inc., our wholly owned subsidiary ("Perfumania"). He was appointed Corporate Secretary in February 1999, Director in March 1999 (through February 2004), and Chief Financial Officer of Perfumania in May 2000. He has also served as our Chief Financial Officer from February 1999 to May 2000. From May 1995 to February 1999, Mr. Chin was our Corporate Controller, and from May 1993 to May 1995 he was Assistant Corporate Controller. Previously, Mr. Chin was employed by Pricewaterhouse LLP in its Miami audit practice. Mr. Chin is a Certified Public Accountant.

      o LEON GELLER -- Leon Geller joined us in March 2001 as Vice President of Purchasing of Perfumania. Prior to joining us, Mr. Geller was the Executive Director of a textile distributor in Peru.

      o ALAN GROBMAN -- has served as the Vice President of Logistics and Distribution for Perfumania since February 2003. He also served as our Director of Fulfillment from November 2000 to February 2003. From March 1999 to October 2000, Mr. Grobman was Plant Manager of a Peruvian manufacturer of food and specialty packaging.

      o JOEL LANCASTER -- has served as the Vice President of Stores for Perfumania since July 2000. He also served as our Director of Stores from August 1997 to July 2000, and as a District Supervisor from October 1995 to August 1997. Previously, Mr. Lancaster was employed by Lillie Rubin, Inc. as its National Director of Stores for four years.

      o CAROLE ANN TAYLOR -- has been a Director since June 1993. She is the owner of Little Havana to Go, Little Havana's official souvenir store in historic Little Havana, Miami, Florida, specializing in art, music, Cuban memorabilia, cigars and clothing. She is also the owner of Miami To Go, a retail and wholesale Miami souvenir company and a partner in Miami Airport Duty Free Joint Venture, owners of the 12 duty free stores at Miami International Airport. Ms. Taylor is also a board member for the Performing Arts Center Trust of Miami, the City of Miami International Trade Board, the World Trade Center, the Academy of Travel and Tourism, the Omni Advisory Board, the Greater Miami Host Committee, the Visitor Industry Council and the Miami Dade Community College School of Aviation & Visitor Services Advisory Committee. She is a member of the Executive Committee of the Greater Miami Convention & Visitors Bureau. Ms. Taylor is a member of our Audit, Compensation and Stock Option Committees.

      o JOSEPH BOUHADANA -- was appointed a Director in September 2002. Mr. Bouhadana has served as Vice President of Information Technology of Tutopia.com, a privately owned Internet service provider with a presence in nine countries in Latin America, since September 2000. Previously, Mr. Bouhadana was the Director of Information Technology of Hotelworks.com or Parker Reorder, a publicly traded company specializing in hospitality business to business procurement, distribution and logistics systems. Mr. Bouhadana is a member of our Audit, Compensation and Stock Option Committees.

      o PAUL GARFINKLE -- joined us in February 2004. Mr. Garfinkle retired from the public accounting firm of BDO Seidman, LLP, in June 2000 after a thirty-six year career. While at BDO Seidman, LLP, Mr. Garfinkle was an audit partner and client service director for many of the firm's most significant clients. He also served for many years as a member of the firm's Board of Directors and, during his last six years at the firm, as national director of Real Estate. Mr. Garfinkle is the Chairman of the Audit Committee.

      Our officers are elected annually by our Board of Directors and serve at the discretion of the Board. Our Directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows the amount of common stock beneficially owned as of November 11, 2004 by: (a) each of our Directors and nominees for Director,
(b) each of our executive officers named in the Executive Compensation Table, as described below, (c) all of our Directors and executive officers as a group and
(d) each person known by us to beneficially own more than 5% of our outstanding common stock. Unless otherwise provided, the address of each holder is c/o E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida, 33325.

                         Common Stock Beneficially Owned
     ---------------------------------------------------------------------------
     Name and Address                  Total Number of Shares  Percent of Shares
     of Beneficial Owner               Beneficially Owned      Outstanding
     ---------------------------------------------------------------------------
     Glenn and Stephen Nussdorf           1,128,144 (1)(2)(8)       38.9%
     Ilia Lekach                            380,000 (1)(3)(4)       13.1%
     A. Mark Young                           51,925 (1)(5)           1.8%
     Joel Lancaster                          32,954 (1)(5)           1.1%
     Donovan Chin                            27,250 (1)(5)            *
     Leon Geller                             25,000 (1)(5)            *
     Alan Grobman                            19,000 (1)(5)            *
     Carole A. Taylor                         7,000 (1)(5)            *
     Joseph Bouhadana                         1,000 (1)(5)            *
     Paul Garfinkle                               0 (1)(8)            *
     Michael Katz                                 0 (1)(8)            *
     Parlux Fragrances, Inc                 378,102 (6)             13.1%
     All directors and executive
       officers as a group
       (10 persons)                       1,292,773 (7)             42.2%

      ----------
      * Less than 1%.

      (1) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"); the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security he or she has or shares the power to vote or direct the voting of such security or the power to dispose of or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

      (2) The principal business address of Messrs. Glenn and Stephen Nussdorf is 2060 Ninth Avenue, Ronkonkoma, New York 11779.

      (3) The address of Ilia Lekach is 3725 SW 30th Avenue, Ft. Lauderdale, Florida 33154. Includes 80,000 shares owned by IZJD Corporation, a corporation wholly owned by Mr. Lekach.

      (4) Ilia Lekach jointly owns with his spouse the shares set forth opposite his respective name.

      (5) With respect to the specified beneficial owner, includes shares of common stock issuable upon the exercise of stock options currently exercisable or exercisable within 60 days of November 11, 2004 in the following amounts: A. Mark Young (50,000); Donovan Chin (27,250); Leon Geller (25,000); Alan Grobman (19,000); Joel Lancaster (32,504); Carole A. Taylor (7,000); and Joseph Bouhadana (1,000).

      (6) The address of Parlux Fragrances, Inc. is 3725 SW 30th Avenue, Ft. Lauderdale, Florida 33154. Ilia Lekach, our former Chairman and Chief Executive Officer, is the Chairman of the Board of Parlux Fragrances, Inc.

      (7) Includes shares of common stock issuable upon the exercise of stock options currently exercisable or exercisable within 60 days of November 11, 2004, as set forth in Note 5 above.

      (8) Does not include shares issuable upon the exercise of stock options that are provided for under the Company's 2000 Directors Stock Option Plan as a result of their appointment to the Board but not yet granted to each of Michael Katz, Paul Garfinkle and Stephen Nussdorf. Each of these directors, who are not employees of the Company, may be granted options to acquire 500 shares.

CHANGE OF CONTROL

      Effective January 30, 2004, Ilia Lekach, our former Chairman of the Board and Chief Executive Officer, IZJD Corp. and Pacific Investment Group, Inc., each of which are wholly-owned by Mr. Lekach, and Deborah Lekach, Mr. Lekach's wife (collectively, "Lekach"), entered into an option agreement (the "Nussdorf Option Agreement"), with Stephen Nussdorf and Glenn Nussdorf (the "Nussdorfs"), pursuant to which the Nussdorfs were granted options to acquire up to an aggregate 720,954 shares of the Company's common stock beneficially owned by Lekach, for a purchase price of $12.70 per share in the installments indicated on or after the dates set forth in the table below:

            Date                      Number of Shares
            ----                      ----------------

            January 30, 2004          433,070

            March 15, 2004            162,884

            April 23, 2004            125,000

      The purchase price for the shares to be acquired by the Nussdorfs under the Nussdorf Option Agreement was payable in cash; provided that the Nussdorfs may have elected to pay a portion of the purchase price for the shares that were subject to the option installment that first became exercisable in April 2004, by offsetting the principal and accrued interest then owed under a $1,000,000 demand note, dated December 8, 2003, made by Mr. Lekach and payable to the order of Stephen Nussdorf.

      Of the 720,954 shares subject to the Nussdorf Option Agreement, an aggregate 443,750 shares were issuable upon exercise of certain stock options owned of record by Ilia Lekach. At a special meeting of our shareholders held on April 29, 2004, our shareholders approved an amendment to our 2000 Stock Option Plan, pursuant to which we were able to grant Mr. Lekach 125,000 of such options issuable to him upon the change of control. To date, Mr. Lekach has exercised options to acquire all 443,750 of those shares and the Nussdorfs have acquired all 720,954 shares pursuant to the Nussdorf Option Agreement.

      The Nussdorfs now own an aggregate 1,128,144 shares of the Company's common stock or approximately 39% of the total number of shares of the Company common stock currently outstanding.

      On February 6, 2004, Miles Raper, Donovan Chin and Daniel Bengio resigned as members of the Company's Board of Directors, and Stephen Nussdorf, Paul Garfinkle and Michael W. Katz were elected to the Company's Board of Directors. Effective February 10, 2004, Mr. Lekach's employment with the Company was terminated and Mr. Lekach ceased serving as an employee and officer of the Company. In addition, on February 10, 2004, Stephen L. Nussdorf was appointed the Company's Chairman of the Board and Michael W. Katz was appointed the Company's Chief Executive Officer and President.

                          BOARD OF DIRECTORS COMMITTEES

      The Board of Directors has determined that the following three individuals of the five members of the Board of Directors are independent as defined by Nasdaq Marketplace Rules: Carole Ann Taylor, Joseph Bouhadana and Paul Garfinkle (the "Independent Board Members"). Our Board of Directors has a standing Audit Committee, Compensation Committee and Stock Option Committee.

      We do not have a nominating or similar committee. The Independent Board Members perform the functions of a nominating committee including reviewing and recommending candidates for directors. If a shareholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary in accordance with the instructions set forth later in this proxy statement under "Shareholder Proposals for the 2005 Annual Meeting." All recommendations should be accompanied by a complete statement of such person's qualifications (including education, work experience, knowledge of the Company's industry, membership on the Board of Directors of another corporation, and civic activity) and an indication of the person's willingness to serve. The Independent Board Members will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates identified to the Independent Board Members. In making its nominations, the Independent Board Members identify candidates who meet the current challenges and needs of the Board of Directors. In making such decisions, the Independent Board Members consider, among other things, an individual's business experience, industry experience, financial background and experiences and whether the individual meets the independence requirements of the Nasdaq Stock Market. The Independent Board Members use multiple sources for identifying and evaluating nominees for directors including referrals from current directors, recommendations by stockholders and input from third party executive search firms.

      For the fiscal year ended January 31, 2004, Carole Ann Taylor, Joseph Bouhadana and Miles Raper were the members of our Audit Committee. Miles Raper resigned from the Board and the Audit Committee in February 2004. Carole Ann Taylor, Joseph Bouhadana and Paul Garfinkle are the current members of our Audit Committee. The Audit Committee is governed by a written charter adopted by the Board of Directors, a copy of which is attached hereto as Annex A. Each of the members of the Audit Committee is independent as defined in the Marketplace Rules of The Nasdaq Stock Market. The duties and responsibilities of the Audit Committee include: (a) assisting our Board in its oversight of the integrity of our financial statements, (b) the selection and retention of our auditors and any termination of engagement, (c) reviewing the scope and results of audits and other services provided by our auditors, (d) reviewing our significant accounting policies and internal controls and (e) having general responsibility for all related auditing matters. The Board of Directors designated Paul Garfinkle the "audit committee financial expert" as defined by SEC rules. The Audit Committee held 4 meetings during the fiscal year ended January 31, 2004.

      For the fiscal year ended January 31, 2004, Carole Ann Taylor and Joseph Bouhadana were the members of our Compensation Committee. The Compensation Committee reviews and approves the compensation of our executive officers, including salaries, bonuses and benefit plans. The Compensation Committee met once during the fiscal year ended January 31, 2004.

      For the fiscal year ended January 31, 2004, Carole Ann Taylor and Joseph Bouhadana were the members of the Stock Option Committee. The Stock Option Committee administers our 2000 Stock Option Plan and the 2000 Directors Stock Option Plan. The Stock Option Committee held one meeting during the fiscal year ended January 31, 2004.

      During the fiscal year ended January 31, 2004, our Board of Directors took certain actions by unanimous written consent and held six meetings. During the last fiscal year, no Director attended fewer than 75 percent of (i) the meetings of our Board of Directors held during the period they served on the Board, and
(ii) the meetings of committees of our Board of Directors held during the period they served on such committees.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

      The following tables set forth certain information concerning compensation for the fiscal years ended January 31, 2004 (Fiscal 2003), February 1, 2003 (Fiscal 2002) and February 2, 2002 (Fiscal 2001) of the Chief Executive Officer and the most four highly compensated executive officers who were serving as executive officers at the end of the last fiscal year whose total annual salary and bonus exceeded $100,000 for Fiscal 2003 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                                         -------------------------------------------------------------------------------------------
                                                                                                AWARDS       PAYOUTS
                                         -------------------------------------------------------------------------------------------
                                                                        Other Annual   Restricted                         All Other
                                         Fiscal                         Compensation      Stock    Options     LTIP     Compensation
Name and Principal Position               Year     Salary($)  Bonus($)     ($)(1)       Awards($)  (#)(2)    Payouts($)      ($)
------------------------------------------------------------------------------------------------------------------------------------
Ilia Lekach                               2003      509,101             1,012,521          --      125,000      --          --
   Formerly Chairman of the Board         2002      441,000       --           --          --           --      --          --
   And Chief Executive Officer            2001      438,577  250,000           --          --      125,000      --          --

A. Mark Young                             2003      217,640               469,183          --       25,000      --          --
   Chief Financial Officer                2002      196,153       --           --          --           --      --          --
                                          2001      166,152       --           --          --       12,500      --          --

Jeffrey Geller (3)                        2003      220,256               472,072          --       25,000      --          --
  President and Chief Operating Officer   2002      192,561       --           --          --           --      --          --
   Perfumania, Inc.                       2001      162,197       --           --                   10,000

Leon Geller                               2003      181,209               183,899          --       12,500      --          --
   Vice President of Purchasing,          2002      173,166       --           --          --           --      --          --
   Perfumania, Inc.                       2001      159,341       --           --          --       12,500      --          --

Joel Lancaster                            2003      149,371       --      145,167          --       16,252      --          --
   Vice President of Purchasing,          2002      131,945       --           --          --           --      --          --
   Perfumania, Inc.                       2001      123,171       --           --          --        3,752      --          --

(1) Amounts included represent payments made to the persons indicated pursuant to the terms of their employment agreements as a result of the change of control, described below. These payments were made as a consequence of the determination on February 3, 2004 by the disinterested and independent members of the Board of Directors that a change of control had occurred under the terms of such employment agreements, and the subsequent authorization on such date of such payments by Ilia Lekach, the Company's then Chairman and Chief Executive Officer. The column for "Other Annual Compensation" does not include any amounts for executive perquisites and any other personal benefits, such as the cost of automobiles, life insurance and disability insurance because the aggregate dollar amount per executive does not exceed the lesser of $50,000 or 10% of his annual salary and bonus.

(2) Our Board of Directors authorized a one-for-four reverse stock-split of our outstanding shares of common stock for shareholders of record on March 2, 2002. Accordingly, all share and per share data shown in this information statement have been retroactively adjusted to reflect this reverse stock-split. Options issued in Fiscal 2003 represent those options issued as a consequence of a change of control pursuant to the Company's contractual obligations under existing employment agreements.

(3)   Jeffrey Geller's employment was terminated June 21, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information concerning grants of stock options made during Fiscal 2003 to the Named Executive Officers.

                                             INDIVIDUAL OPTION GRANTS IN FISCAL YEAR 2003
                   ------------------------------------------------------------------------------------------
                                 % OF TOTAL                                     POTENTIAL REALIZABLE VALUE
                                  OPTIONS                                         AT ASSUMED ANNUAL RATE
                                  GRANTED                                       OF STOCK PRICE APPRECIATION
                     NUMBER     TO EMPLOYEES                                          FOR OPTION TERM
                   OF OPTIONS    IN FISCAL      EXERCISE PRICE     EXPIRATION   -----------------------------
NAME                GRANTED      YEAR 2003(1)      PER SHARE          DATE            5%(2)          10%(2)
----------------   ----------   -------------   --------------     ----------   -----------------------------
Ilia Lekach         125,000           49%           $ 4.00            2013         $2,350,566      $4,039,049

A. Mark Young        12,500           5%            $ 7.76            2013         $  188,057      $  356,905
                     12,500           5%            $ 3.52            2013         $  241,057      $  409,905

Jeffrey Geller       15,000           6%            $11.24            2013         $  173,468      $  376,086
                     10,000           4%            $ 3.52            2013         $  192,845      $  327,924

Leon Geller          12,500           5%            $ 3.52            2013         $  241,057      $  409,905

Joel Lancaster        5,000           2%            $13.00            2013         $   49,023      $  116,562
                      7,500           3%            $ 8.24            2013         $  109,234      $  210,543
                      3,752           1%            $ 3.52            2013         $   72,356      $  123,037

----------
      (1)   Total stock option grants during Fiscal 2003 were 254,252.

      (2) In accordance with the rules of the Securities and Exchange Commission, the potential realizable values for such options shown in the table presented above are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. These assumed rates of appreciation do not represent our estimate or projection of the appreciation of shares of our common stock.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth certain information regarding option exercises by the Named Executive Officers during Fiscal 2003, and options held by such executive officers on January 31, 2004:


                                                             NUMBER OF             VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                     NUMBER OF                          AT FISCAL YEAR-END(#)    AT FISCAL YEAR-END($)(1)(2)
                  SHARES ACQUIRED                           EXERCISABLE/               EXERCISABLE/
NAME                ON EXERCISE       VALUE REALIZED       UNEXERCISABLE (1)          UNEXERCISABLE
---------------     -----------       --------------    ---------------------    ---------------------------
Ilia Lekach             --                  --             443,750/0                   $4,861,000/0
A. Mark Young           --                  --              50,000/0                     $418,000/0
Jeffrey Geller          --                  --              50,000/0                     $292,400/0
Leon Geller             --                  --              25,000/0                     $262,000/0
Joel Lancaster          --                  --              32,504/0                     $175,042/0

(1) Includes options issued to such persons as a result of the change of control discussed herein.

Assumes all outstanding options are currently exercisable based on the change of control.

(2) Based on the spread between the exercise price of the options and the closing price of $14.00 per share on January 30, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

This table summarizes share and exercise price information about our equity compensation plans as of January 31, 2004.

                                                                WEIGHTED AVERAGE           NUMBER OF SECURITIES
                                                                EXERCISE PRICE OF          AVAILABLE FOR FUTURE
                                        NUMBER OF SECURITIES   OUTSTANDING OPTIONS,       ISSUANCE UNDER EQUITY
        PLAN CATEGORY                       TO BE ISSUED       WARRANTS AND RIGHTS          COMPENSATION PLANS
-----------------------------------     --------------------   --------------------      ---------------------------
Equity compensation plans approved
  by security holders                          666,501                 $5.32                     236,473
Equity compensation plans not
  approved by security holders                      --                    --                          --
                                               -------                 -----                     -------
TOTAL                                          666,501                 $5.32                     236,473
                                               =======                 =====                     =======

EMPLOYMENT AND SEVERANCE AGREEMENTS

      Effective February 1, 2002, we entered into a 3-year employment agreement with Ilia Lekach. Mr. Lekach's employment agreement was terminated effective as of February 10, 2004. Pursuant to the terms of the employment agreement, Mr. Lekach was to receive an annual salary of $460,000, subject to cost-of-living increases or 5% if higher. The employment agreement provided that Mr. Lekach would continue to receive his annual salary until the expiration of the term of the agreement if his employment was terminated by us for any reason other than death, disability or cause (as defined in the employment agreement). The employment agreement contained a performance bonus plan, which provided for additional compensation and grant of stock options, if we met certain specified net income levels. The employment agreement prohibited Mr. Lekach from directly or indirectly competing with us during the term of his employment and for one year after termination of employment except in the case of our termination of employment without cause. Pursuant to the terms of the employment agreement, Mr. Lekach received a signing bonus of $250,000 and was granted 125,000 options to purchase our common stock at an exercise price of $4.00 per share (the closing market price of our common stock on January 31, 2002).

      On February 10, 2004, our Board of Directors terminated without cause Ilia Lekach's employment with the Company as Chairman of the Board and Chief Executive Officer. In addition, as a consequence of the Nussdorf Option Agreement described herein, the Board of Directors determined that a change of control occurred under the Company's employment agreement with Mr. Lekach, and that the terms of the employment agreement required the Company to issue Mr. Lekach 125,000 options. Upon termination of the employment agreement, and as a consequence of the change of control, Mr. Lekach was paid approximately $1,012,000 (two times the remaining compensation under the Agreement).

      Effective January 31, 2003, we entered into 3-year employment agreements subject to termination in accordance with the agreements, with A. Mark Young and Jeffrey Geller providing for annual salaries of $210,000, subject to specified increases. In addition, effective May 16, 2002, we entered into 2-year employment agreements with Leon Geller and Joel Lancaster, subject to termination in accordance with the agreements, providing for annual salaries of $175,142 and $138,225, respectively, subject to specified increases. As a consequence of the change of control described below, Mr. Young, Mr. Jeffrey Geller, Mr. Leon Geller, Mr. Lancaster and Mr. Alan Grobman received approximately $469,000, $472,000, $184,000, $125,000 and $145,000, respectively, under the terms of their employment agreements with the Company. These payments were made as a consequence of the determination on February 3, 2004 by the disinterested and independent members of the Board of Directors that a change of control had occurred under the terms of such employment agreements, and the subsequent authorization on such date of such payments by Ilia Lekach, the Company's then Chairman and Chief Executive Officer.

DIRECTOR COMPENSATION

      We pay each non-employee Director a $10,000 annual retainer, and reimburse their expenses in connection with their activities as Directors. In addition, non-employee Directors are eligible to receive stock options under the 2000 Directors Stock Option Plan.

      The 2000 Directors Stock Option Plan currently provides for an automatic grant of an option to purchase 500 shares of our common stock upon a person's election as Director, and an automatic grant of options to purchase 1,000 shares of our common stock upon re-election to the Board, in both instances at an exercise price equal to the fair market value of the common stock on the date of the option grant.

                        REPORT ON EXECUTIVE COMPENSATION

      The  Compensation  Committee  reviews and approves the compensation of our
executive  officers,   including  salaries,   bonuses  and  benefit  plans.  The
Compensation Committee met once during the fiscal year ended January 31, 2004.

      The policy of the Board of Directors is to maintain executive compensation at levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase shareholder value by improving our performance and profitability.

      The base salaries of our Chief Executive Officer and all Named Executive Officers have been fixed in accordance with the terms of their respective employment agreements, which salaries have been reviewed by the Compensation Committee. In reviewing base salaries, the Compensation Committee considers factors such as the responsibilities of the position, corporate progress toward achieving objectives and individual performance, experience and expertise. In determining our executives' overall compensation, the Compensation Committee also reviews certain compensation levels at other companies because the Compensation Committee believes that we compete for executive talent with companies in addition to those in our peer group. Additional criteria reviewed by the Compensation Committee in determining appropriate compensation levels include subjective factors related to corporate and individual performance.

      Our Stock Option Committee reviews and approves the grant of options pursuant to our 2000 Stock Option Plan. In furtherance of our executive compensation policies, stock options are considered an integral part of our executives' overall compensation. The Compensation Committee believes that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon share ownership and other incentives and less upon base salary. Our executives' compensation pursuant to a stock option grant generally increases only to the extent the value of common stock underlying the stock options increases, therefore aligning the interest of our executive officers with our shareholders by tying long-term compensation with our growth and appreciation of shares.

      Except for the issuance of options issued pursuant to the Company's contractual obligations under existing employment agreements, we did not grant any stock options to any Named Executive Officer during the fiscal year ended January 31, 2004.

                                                   The Compensation Committee

                                                   JOSEPH BOUHADANA
                                                   CAROLE ANN TAYLOR

                          REPORT OF THE AUDIT COMMITTEE

      The following report concerns the Audit Committee's activities regarding oversight of our accounting, auditing and financial reporting process.

      The Audit Committee is comprised of three independent Directors, as defined in the Marketplace Rules of The Nasdaq Stock Market. It operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the qualifications of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

      As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our internal control, accounting, auditing and financial reporting functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Deloitte & Touche LLP, our independent auditing firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards.

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

      Among other matters, and in accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee monitors the activities and performance of our external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace our independent auditor. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of our financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees our internal compliance programs.

      In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditor. Management represented to the Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Our independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditor that firm's independence.

      Following the Audit Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 31, 2004.

                                                 The Audit Committee

                                                 PAUL GARFINKLE, CHAIRMAN
                                                 JOSEPH BOUHADANA
                                                 CAROLE ANN TAYLOR

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Notes receivable from Ilia Lekach, our former Chairman of the Board of Directors and Chief Executive Officer, were $327,311 and $311,604 as of January 31, 2004 and February 1, 2003, respectively. The notes were unsecured, mature in five years and bear interest at prime plus 1% per annum. Principal and interest were payable in full at maturity. Total interest income recognized during fiscal years 2003, 2002, and 2001 was approximately $16,000, $174,000 and $264,000, respectively. Accrued interest receivable was approximately $27,000 and $12,000 as of January 31, 2004 and February 1, 2003. The notes and all accrued interest were fully repaid in March 2004.

      Ilia Lekach was also Chairman and interim CEO of Nimbus Group, Inc. ("Nimbus"), formerly known as TakeToAuction.com ("TTA"), a public company previously committed to the development of a private jet air taxi network. TTA initially sold consumer products on Internet auction sites. From fiscal year 2000 through fiscal year 2002, we acquired approximately 1,003,000 shares of Nimbus common stock. The investment in Nimbus was shown on our balance sheets as investments available for sale. During fiscal year 2003 we disposed of our holding in Nimbus in open market transactions at a loss of approximately $172,000.

      Purchases of products from Parlux Fragrances, Inc. ("Parlux"), whose Chairman of the Board of Directors and Chief Executive Officer is Ilia Lekach, amounted to approximately $27,701,000, $11,613,000 and $19,598,000 in fiscal years 2003, 2002 and 2001, representing approximately 23%, 10% and 17%, respectively, of the Company's total purchases. The amount due to Parlux on January 31, 2004 and February 1, 2003 was approximately $14,506,000 and $10,739,000, respectively, of which both amounts include a $250,000 and a $100,000 subordinated interest bearing secured note payable as of January 31, 2004 and February 1, 2003, respectively. Accounts payable due to Parlux are non-interest bearing. The amount due to Parlux, exclusive of the secured note payable, are included in the accounts payable affiliates in our consolidated balance sheets.

      On June 30, 2003 and September 30, 2002, Perfumania signed a $5,000,000 and a $3,000,000 subordinated note agreement with Parlux. The notes were in consideration for the reduction of $5,000,000 and $3,000,000 in trade payables due to Parlux in the respective years. The notes were due on February 29, 2004 and March 31, 2003, respectively, with various periodic principal payments, bore interest at prime plus 1% and were subordinated to all bank related indebtedness. As of January 31, 2004 and February 1, 2003 the outstanding principal balance due on the notes was $250,000 and $100,000, respectively. The notes were repaid in full in February 2004 and April 2003, respectively, and in accordance with their terms.

      We purchased approximately $6,368,000 and $10,562,000 of merchandise in fiscal years 2003 and 2002, respectively, from a company owned by Zalman Lekach, a former director of ours, and a brother of Ilia Lekach. The amount due to Zalman Lekach's company at January 31, 2004 and February 1, 2003 was approximately $1,617,000 and $1,383,000, respectively, and are included in accounts payable affiliates in our consolidated balance sheets.

      We purchased approximately $4,305,000 and $6,021,000 of merchandise in fiscal years 2003 and 2002, respectively, from a company owned by another brother of Ilia Lekach. The amount due to this company was approximately $771,000 and $1,310,000, respectively, at January 31, 2004 and February 1, 2003, and are included in accounts payable affiliates in our consolidated balance sheets.

      As described above, effective January 30, 2004, Ilia Lekach, our then Chairman of the Board and Chief Executive Officer and several other parties controlled by Lekach, entered into the Nussdorf Option Agreement with the Nussdorfs, pursuant to which the Nussdorfs were granted options to acquire up to an aggregate 720,954 shares of our common stock beneficially owned by Lekach, for a purchase price of $12.70 per share in specified installments.

      In addition, pursuant to and in accordance with the terms of the Nussdorf Option Agreement, the Nussdorfs were granted an irrevocable proxy for the term set forth in the Nussdorf Option Agreement to vote any shares owned by Lekach that were the subject of the Nussdorf Option Agreement.

      Mr. Lekach has exercised options to acquire 443,750 of those shares and the Nussdorfs have acquired 720,954 shares pursuant to the Nussdorf Option Agreement. The Nussdorfs own an aggregate of 1,128,144 shares of our common stock or approximately 39% of the total number of shares of our common stock outstanding.

      As a  consequence  of the  change in control  provisions  set forth in the employment agreements of Mr. Lekach, various executive officers and a consultant, we issued a total of 244,252 options for our common stock in January 2004. Since the various exercise prices of the options were less than the market price of our common stock on the grant date, we incurred a non-cash charge of approximately $2,286,000. In addition, pursuant to the same employment and consulting agreements, we accrued approximately $2,645,000 in January 2004, representing amounts subsequently paid to said persons as a result of the change of control. These charges totaling approximately $4,931,000 are included in "Change of control expenses" on our consolidated statement of operations for the year ended January 31, 2004.

      The Nussdorfs are officers and principals of Quality King Distributors, Inc. ("Quality King"). During fiscal year 2003, we purchased approximately $5,960,000 of merchandise from Quality King and sold approximately $11,366,000 of different merchandise to Quality King. In fiscal year 2002, there were approximately $944,000 of purchases from Quality King and approximately $1,000,000 of merchandise sold to Quality King. The amounts due to Quality King at January 31, 2004 and February 1, 2003 were approximately $797,000 and $15,000 respectively.

                                PERFORMANCE GRAPH

      The following graph indicates the total return to our shareholders for the five fiscal years ending January 31, 2004, as compared to the returns for the NASDAQ (US Companies) Stock Index and the NASDAQ Retail Trade Stock Index. The information contained in this graph is based on historical data and is not necessarily indicative of future performance.

                              [LINE CHART OMITTED]

                                       -----------------------------------------------------------------------------------------
                                       January-99      January-00      January-01      February-02     February-03    January-04
                                       -----------------------------------------------------------------------------------------
E Com Ventures, Inc.                     100.00           44.38           11.23           8.98          33.15          125.79
NASDAQ US Stock Market Index             100.00          154.01          104.98          75.96          52.98           82.46
NASDAQ Reail Trade Stocks                100.00           80.14           61.62          73.42          59.72           87.56

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and executive officers and beneficial holders of more than 10% of any class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such equity securities. Based solely upon a review of such forms furnished to us, filing deficiencies under Section 16(a) during the fiscal year ended January 31, 2004, included one late report filed by Leon Geller reflecting a stock purchase and the following individuals were not timely in meeting the filing requirements with respect to options issued under our 2000 Stock Option Plan and filed one late report each: A. Mark Young, Leon Geller, Alan Grobman and Joel Lancaster.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has selected Deloitte & Touche LLP as our independent certified public accountants for the fiscal year ended January 29, 2005. Deloitte & Touche LLP has served as our independent certified public accountants since fiscal year 2000. One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

The aggregate fees billed by Deloitte & Touche LLP ("Deloitte") for fiscal years 2003 and 2002 are as follows:

FEES                                          FISCAL 2003   FISCAL 2002
--------------------------------              -----------   -----------
Audit Fees (1)                                  $295,000      $237,000
Tax Fees (2)          Total Fees                  14,000        15,000
                                                --------      --------
                                                $309,000      $252,000
                                                --------      --------

(1) "Audit Fees" consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and the review of our interim consolidated financial statements included in quarterly reports.

(2) "Tax Fees" consist of fees billed for professional services rendered for tax compliance and tax service.

      The Audit  Committee has  considered  and has agreed that the provision of
services  as  described  above  are  compatible  with   maintaining   Deloitte's
independence.

      The Audit Committee pre-approves the engagement of Deloitte for all professional services. The pre-approval process generally involves the full Audit Committee evaluating and approving the particular engagement prior to the commencement of services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 29, 2005.

                                 OTHER BUSINESS

      We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                        CONTACTING THE BOARD OF DIRECTORS

      Shareholders who wish to communicate with the Board of Directors may do so by writing to Board of Directors, E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida 33325. Such communications will be reviewed by the Secretary of the Company, who shall remove communications relating to solicitations, junk mail, or other correspondence relating to customer service issues. All other communications shall be forwarded to the Board of Directors or specific members of the Board, as appropriate or as requested in the shareholder communication. The Company encourages, but does not require, that all members of the Board of Directors attend annual meetings of the Company and all members attended last year's annual meeting.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      Shareholder proposals intended to be presented at our 2005 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by our Corporate Secretary at the address below by July 15, 2005 for inclusion in our Proxy Statement and form of proxy relating to such Annual Meeting. Any Shareholder proposal submitted other than for inclusion in our proxy materials for that meeting must be delivered to us no later than September 28, 2005, or such proposal will be considered untimely. If a shareholder proposal is received after September 28, 2005, we may vote in our discretion as to the proposal all of the shares for which we have received proxies for the 2005 Annual Meeting of Shareholders.

      Send all proposals or nominations to Donovan Chin, Secretary, E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida 33325.

                                                                         ANNEX A

                        CHARTER OF THE AUDIT COMMITTEE OF
                              E COM VENTURES, INC.

PURPOSE AND SCOPE

      This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of E Com Ventures, Inc., a Florida corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

      o the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

      o     the Company's systems of internal accounting and financial controls;

      o     the independence and performance of the Company's  outside auditors;
            and

      o compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company's management from time-to-time.

      In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

      o     independent auditors,

      o     internal accounting staff, and

      o     management.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals (collectively, "Advisors") for this purpose. The Company shall provide funding, as determined by the Committee, for payment of
(i) compensation to the independent auditors, (ii) compensation to any Advisors employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

      The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission (the "SEC").

MEMBERS OF THE COMMITTEE

      The Audit Committee shall be composed of at least three directors each of whom must: o meet all "independence" and qualification requirements of the rules and regulations of the Nasdaq Stock Market, as such rules and regulations may be amended or supplemented from time-to-time, or the rules and regulations of such other exchange or inter-dealer quotation system on which the Company's common stock is then traded;

      o meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended ("Exchange Act");

      o not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

      o be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

      In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual's financial sophistication including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, or who otherwise qualifies as an "audit committee financial expert" under SEC rules and regulations. No member of the Committee may accept any consulting, advisory, or other compensatory fee from the Company other than for board service, and no member of the Committee may be an affiliated person (as defined in SEC rules) of the Company.

      Under exceptional and limited circumstances, however, one director who (i) is not independent as defined in the rules and regulations of the Nasdaq Stock Market, (ii) meets the criteria set forth under Section 10A(m)(3) of the Exchange Act, and (iii) is not a current officer or employee or a family member of an officer or employee of the Company may serve as a member of the Committee for no longer than two years (but may not chair the Committee), provided that:

      o the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders; and

      o the Board discloses, in the annual proxy statement after such determination, the nature of the relationship and the reasons for the determination.

KEY RESPONSIBILITIES AND PROCESSES

      The primary responsibility of the Committee is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent certified public accountants shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances.

      The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions, as the Committee deems appropriate under the circumstances.

      1. The Committee shall have a clear understanding with management and the independent certified public accountants that the independent certified public accountants are ultimately accountable to the Committee, as representatives of the Company's shareholders. The Committee shall appoint, compensate, retain and oversee the work of the independent auditors. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall resolve any disagreements between management and the independent auditors regarding financial reporting.

      2. The Committee shall approve, in advance, all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to a subcommittee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decision of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

      3. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's internal accounting and financial controls, including the Company's system to monitor and manage business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations.

      4. The Committee shall:

      o ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

      o discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

      o take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors.

      5. The Committee shall review with management and the independent auditors
(i) the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors' judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Critical Accounting Policies and "Controls and Procedures." The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such might be amended or supplemented. The Committee shall recommend to the Board whether the audited financial statements should be included in the Form 10-K.

      6. Once the Company is subject to Section 404 of the Sarbanes-Oxley Act of 2002, the Committee shall review and discuss with management and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to filing of the Company's Annual Report on Form 10-K.

      7. Prior to the filing of the Company's Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

      o review the interim financial statements and the related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Critical Accounting Policies" and "Controls and Procedures" to be included in the Form 10-Q with management and the independent auditors; and

      o discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards ("SAS") No. 71, as such may be amended or supplemented from time to time.

      8. Review and discuss quarterly reports from the independent auditor on:

      o     all critical accounting policies and practices to be used;

      o all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

      o     other  material  written   communications  between  the  independent
            auditor and management, such as any management letter or schedule of unadjusted differences;

      9. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

      10. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the independent auditors and the Company's response to that letter. Such review should include:

      o any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and

      o     any changes required in the planned scope of the audit.

      11. The Committee shall meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      12. The Committee shall review with the Company's general counsel any legal matters that may have a material impact on the financial statements, the Company's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

      13. The Committee shall review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

      14. The Committee shall establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, if any, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to assure compliance with laws and regulations and the Company's internal policies and procedures.

                              E COM VENTURES, INC.
                            251 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33325
                  PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

      The undersigned holder of common stock of E Com Ventures, Inc., a Florida corporation (the "Company"), hereby appoints A. Mark Young and Donovan Chin, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company held of record by the undersigned at the close of business on November 11, 2004 at the Company's 2004 Annual Meeting of Shareholders, to be held on Tuesday, December 14, 2004, at 11:00 a.m. at the E Com Ventures, Inc. Corporate Office, 251 International Parkway, Sunrise, Florida 33325, and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

|X|   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.    Election of Directors.

      Vote for all Nominees Listed Below (except as written below)
      |_|

      Vote Withheld from all Nominees
      |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN THIS PROPOSAL NO. 1.

NOMINEES:      Stephen Nussdorf
               Michael W. Katz
               Carole Ann Taylor
               Joseph Bouhadana
               Paul Garfinkle

      (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

______________________________________

2. Ratification of the appointment of Deloitte & Touche LLP as our independent public accountants.

              |_|  For     |_|  Against     |_|  Abstain

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

DATE ______________________________________

SIGNATURE _________________________________

SIGNATURE (If held jointly) _____________________________________

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Annual Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.